UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2010

OPTi, Inc.

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

0-21422	77-0220697
(Commission File Number)	(IRS Employer Identification Number)

3430 W Bayshore Drive, Suite 103

Palo Alto, California 94303

(Address of principal executive offices including zip code)

(650) 213-8550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Item  9.01. Financial Statements and Exhibits

SIGNATURES

Exhibit 99.1

Item 8.01.	Other Events.

On February 25, 2010, OPTi, Inc. posted on its website an announcement that it and Advanced Micro Devices, Inc. have reached an agreement in principle on the settlement of the litigations between them and that the parties are working on a settlement agreement based on the agreed upon terms.

A copy of the announcement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Posting on OPTi, Inc. website dated February 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2010

OPTi, Inc.

By:	/s/ MICHAEL MAZZONI
Michael Mazzoni
Chief Financial Officer

EXHIBIT INDEX

99.1	Posting on OPTi, Inc. website dated February 25, 2010